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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): February 24, 1999

                               KS Bancorp, Inc.
               ------------------------------------------------
            (Exact name of registrant as specified in its charter)



       North Carolina                 0-22734                56-1842707
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(State or other jurisdiction       (Commission           (IRS Employer
  of incorporation)                File Number)          Identification No.)




                            207 West Second Street
                                 P. O. Box 219
                         Kenly, North Carolina  27542
                         ----------------------------
                   (Address of principal executive offices)



      Registrant's telephone number, including area code:  (919) 284-4157



                                      N/A
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         (Former name or former address, if changed since last report)
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                             Item 5.  Other Events

      On February 24, 1999, KS Bancorp, Inc. (the "Registrant") announced that its Board of Directors has adopted an amended and restated stock repurchase plan. Under the stock repurchase plan, the Registrant will be able to repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions at appropriate times to allow it to enhance the value of its stock for its shareholders and to manage its capital. The Board's action will allow management to make repurchases, without further Board approval, when stock repurchases are deemed prudent. The stock repurchase plan contemplates that stock repurchases will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Act of 1934. A copy of the press release announcing the adoption of the stock repurchase plan is attached hereto as Exhibit 99.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KS BANCORP, INC.


Date: February 24, 1999                By:      /s/ Harold T. Keen
                                       -------------------------------------
                                                Harold T. Keen, President
                                                and Chief Executive Officer
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                                 EXHIBIT INDEX


       Exhibit No.            Description
       -----------            -----------

           99                 Press Release of the Registrant distributed
                              February 24, 1999